Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
- potential adverse effects to our financial condition, results of operations or prospects as a result of our restatements of financial statements;
- our ability to satisfy certain reporting covenants under our indentures;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- potential downgrades in the credit ratings of our securities;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors.

Interpublic Highlights

- One of four global leaders in the consolidated marketing services industry
- Premier agencies and creative talent across all marketing disciplines
- Grew capabilities, created brands and extended geographic reach in the late 1990s through aggressive acquisition strategy
- Deep relationships with world's top marketers

MasterCard Coors Microsoft intel

NOKIA Unilever Nestlé Pfizer

citi SM Coca-Cola

KRAFT L'ORÉAL

ups SONY GM SC Johnson A FAMILY COMPANY

NOVARTIS verizon U.S.ARMY

gsk GlaxoSmithKline ca Johnson & Johnson

2006 Accomplishments

- Restored organic revenue growth trajectory
  - Investment in talent
  - Strategic innovation
  - Focus on higher growth businesses
- Progressing on cost control and reduction
- Improving financial controls and transparency
- Strengthened financial profile

Operating Performance

Nine Months 2006:

- Organic revenue change +1.2%
  - Growth in revenue from continuing clients
  - Strength in digital and marketing services
  - New 2006 client revenue in Q3
- Operating loss of ($62) million compared to loss of ($162) million nine month 2005
  - Professional fees decreased $65 million
  - Intense focus on salaries and related expenses
- E.P.S. from continuing operations of ($0.32) compared with ($0.60) in 2005

Strategic Initiatives

Investment in Talent

- Successfully attracting top talent at all agencies, across disciplines and in every world region
- Strengthened corporate team
- Aligned performance incentives for top 300 executives
  - Equity-based
  - Consistent with turnaround goals

2006 Hires

AGENCY	EXECUTIVE	POSITION
Lowe	Robert Parker	CFO, WW
	Amanda Walsh	CEO, London
	Nancy Hill	CEO, New York
	Rebecca Morgan	Chief Strategy Officer, London
	Kitty Lun	CEO, China
	Robert Marsh	Global AD Unilever
McCann	Brian O'Reilly	WW Client ECD
	Olga Monroy	CFO McCann LatAm
	Gary Lee	CFO McCann Worldgroup
Universal McCann	Mary Gerzema	President, US
	Steve Soldano	Global Client Partner
	Stuart Bogaty	Global Client Partner
Weber Shandwick	Dr. Leslie Gaines-Ross	Chief Reputation Strategist
Initiative	Richard Beaven	CEO
Interpublic	Christopher Carroll	Chief Accounting Officer
	Joseph Farrelly	Chief Information Officer

2005 Hires

AGENCY	EXECUTIVE	POSITION
Lowe	Mark Wnek	Chairman, New York
	Chris Chard	Chief Strategic Planning Officer
McCann	Matt Ross	CEO, McCann San Francisco
	Brett Gosper	President, McCann Erickson USA
	Michael McLaren	WW Director Global Accounts
	Rupert Howell	CEO Europe
	Luca Linder	CEO LatAm
	Chris Mort	CEO Australia
	Kevin Ramsey	CEO Japan
Universal McCann	Nick Brien	CEO
Media Accountability Practice (MAP)	Neil Canter	Managing Director
Initiative	Jerry Hill	Co-COO, EMEA
	Dirk Wiedenmann	Co-COO, EMEA
Interpublic	Frank Mergenthaler	CFO

Key Trends Transforming Marketing

- Proliferation of media outlets
- Dramatic growth in time spent with digital channels
- Empowered consumers using on-demand media
- Unprecedented tools for communicating product and brand info to the right person at the right time

We Are Responding

During the past 12 months, we've taken major steps to address these key trends

- Strategic Realignment
  - DraftFCB
  - Lowe
  - Media
- Digital Offerings
- Flexible Architecture Model

Draft FCB

- Innovative agency model blending complementary skills
  - Integrated programs
  - Accountability/ROI focus
  - Strong agency leadership
- Well-received by clients and industry

[Draft Dow video]

"New" Lowe

- Focused on high-value creativity and eight key hub markets
  - London, NY, Paris, Stockholm, Mumbai, Bangkok, Shanghai, Sao Paulo
  - Dramatically improved talent in NY, China and London
  - Exiting smaller, unprofitable markets
- Partners with best-in-class specialists
- Stabilized client relationships and revenue base
- Increasingly competitive product *[Lowe Unilever video]*

Integrated Media Offering

- Meets heightened need to move media and creative closer together by aligning Initiative Media and Universal McCann with brand agencies
- Accelerates our ability to deliver best-in-class communications channel planning
- Magna continues to negotiate on behalf of aggregated Interpublic client budgets
- Futures Marketing Group will focus on leading-edge digital capabilities and make them available to all IPG companies

More strategic, forward-looking approach to media

Strategic Digital Investments

- Supporting growth of R/GA, industry's leading digital agency


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Strategic Digital Investments

- Supporting growth of R/GA, industry's leading digital agency
- Adding talent at MRM, FCBi, and at digital capabilities within independent agencies and marketing services
  - MRM / Microsoft "Stationery is Bad" *[MRM video]*



Strategic Digital Investments

- Supporting growth of R/GA, industry's leading digital agency
- Adding talent at MRM, FCBi, and at digital capabilities within independent agencies and marketing services
- Developing leading-edge properties:
  - Spotrunner
  - Facebook
  - User-Generated Content Practice
  - Interpublic Media Lab *[CNBC video]*

INTER PUBLIC GROUP

The New Interpublic

Flexible Architecture Model

Delivering custom client solutions:

- Removing silo mentality and changing company's culture
- Rewarding collaboration
  - Organic Growth Initiative
  - Shared resources for business development
- Ensuring that we have integrated go-to-market offerings that are distinctive and best-in-class

The New Interpublic

Three unique, integrated options for clients seeking large-scale, through-the-line capabilities



The New Interpublic

Draft FCB

Innovative model that develops creative, integrated programs with focus on ROI

Lowe Worldwide

McCann Worldgroup

The New Interpublic

Draft FCB

Lowe Worldwide

Newly focused Lowe offers unsurpassed creativity that partners with best-in-class specialists like R/GA, Jack Morton and Octagon

McCann Worldgroup

The New Interpublic


Draft FCB
Lowe Worldwide

McCann Worldgroup

Premier global network for world's biggest brands like Microsoft, Intel and the US ARMY *[ARMY video]*

The New Interpublic


Draft FCB
Lowe Worldwide
McCann Worldgroup

Media

Universal McCann and Initiative aligned with full-service networks; Futures Group offers cross-company new-media services

The New Interpublic

Exceptional specialist marketing services firms and integrated US independent agencies

Best-in-class single discipline specialists:
Futurebrand, Jack Morton, Octagon, PMK/HBH, Regan Campbell Ward, R/GA, WeberShandwick

Strong independent full-service US agencies:
Campbell-Ewald, Campbell Mithun, Deutsch, Hill Holliday, The Martin Agency, Mullen

Interpublic Solutions


Draft FCB
Lowe Worldwide
McCann Worldgroup
INTER PUBLIC GROUP
Specialists
Media
Independents

- Unique offerings
- Strong roster of blue-chip clients
- New leadership and broad talent base
- Flexible model that delivers integrated programs
- Winning in the marketplace

New Business in 2006

AGENCY	CLIENT
Campbell Ewald	Alltel
Deutsch	DirectTV, Ikea
Draft FCB	Atari, Citibank, Dow Chemical, Novartis
Hill Holliday	Mass State Lottery, Smith Barney
Initiative	CBS, Lions Gate Films, Bang & Olufsen
Lowe	John Lewis, Unilever, Earthlink, XM Satellite
Martin Agency	B.F. Goodrich, Discover Card
McCann	Goodyear, Hewlett Packard, Honeywell
Mullen	MassMutual, Panera Bread
R/GA	L'Oréal Worldwide

During the Past Month…

WAL★MART®

gsk GlaxoSmithKline

NORTEL NETWORKS

ORBITZ

Financial Priorities

Key 2007 Priorities

- Transition from revenue stabilization to revenue growth
- Continue to invest behind strategic high-growth opportunities
- Demonstrate progress toward 2008 margin targets
- Continue to improve overall financial strength
- Achieve Sarbanes-Oxley compliance

Margin Opportunities

- Weak Control Environment causing:
  - Excess financial staff and professional fees
  - Distraction from singular focus by global finance team on driving business performance
- Where are we?
  - Detailed control weakness remediation plan approved by Board and outside auditors
  - Plan to remediate certain material control weaknesses by filing of 2006 10-K
  - Plan to remediate all weaknesses by filing of 2007 10-K

Margin Opportunities

- Disparate Financial Systems causing:
  - Expensive infrastructure, high maintenance and upgrade costs
  - Sub-optimal management information system
  - Weak control environment
- Where are we?
  - 100+ financial systems migrating to 4 with SAP as backbone
  - Aggressive implementation schedule in place
  - On track to cover 40% of IPG revenue on SAP by 12/31/06 – 70% by 12/31/07
  - Successful 2006 deployments across Deutsch, Lowe NY, IPG Corporate, Lowe UK, Draft FCB UK

Margin Opportunities

- Organizational Complexity causing:
  - Redundant infrastructure, poor controls and excessive professional fees
- Where are we?
  - Eliminating hundreds of dormant statutory entities
  - Consolidating Draft and FCB in all global markets
  - Rationalizing loss-making affiliates throughout all of our global networks
  - Implementing Shared Services in key global markets such as London and Paris and expanding US coverage

Enhanced Financial Strength

A solid foundation for turnaround:

- Conservative approach to balance sheet, with over $1.5 billion in cash and marketable securities
- New credit facility greatly enhances our liquidity
- Recently completed exchange of convertible notes and expected completion of exchange of floating rate notes improves debt maturity profile

Strengthening Financial Controls

- Progress under refocused SOX strategy
  - Clear accountabilities and measurable milestones
  - Plan to remediate certain material weaknesses by filing of 2006 10-K
  - Defined path to achieve full compliance by the filing of 2007 10-K
- Streamlining quarterly and year-end close process
- Creating regional controller structure
- Better alignment of control and Shared Services/SAP strategies

Summary

- Improvements on multiple fronts
  - Stability and growth with existing clients
  - New business success
  - Financial controls and reporting
- On front foot strategically
- Traction on cost initiatives and working to accelerate progress
- Enhanced liquidity and financial flexibility
- Current focus on driving performance as opposed to accounting for past